Fundsmith Equity ETF

Schedule of Investments

June 30, 2026 (Unaudited)

	Shares	Value ($)
COMMON STOCK (94.60%)

Communication Services (9.34%)
Alphabet, Inc.	779	278,391
Meta Platforms, Inc.	400	225,316
Netflix, Inc.(a)	3,092	220,769
Total Communication Services		724,476

Consumer Discretionary (15.28%)
Amadeus IT Group SA	6,608	385,668
Marriott International, Inc.	612	226,801
TJX Cos., Inc.	1,680	254,520
Yum! Brands, Inc.	1,990	318,121
Total Consumer Discretionary		1,185,110

Consumer Staples (13.53%)
Church & Dwight Co., Inc.	2,960	286,765
L'Oreal SA	560	245,480
Philip Morris International, Inc.	1,600	289,456
Procter & Gamble Co.	1,550	227,292
Total Consumer Staples		1,048,993

Financials (8.07%)
Mastercard, Inc.	612	314,323
Visa, Inc.	908	311,526
Total Financials		625,849

Health Care (15.11%)
IDEXX Laboratories, Inc.(a)	267	140,560
Stryker Corp.	1,167	367,418
Veeva Systems, Inc.(a)	1,311	232,663
Waters Corp.(a)	1,150	431,296
Total Health Care		1,171,937

Industrials (15.45%)
Automatic Data Processing, Inc.	960	214,992
GE Vernova, Inc.	177	207,950
Legrand SA	1,402	236,604
Nextpower, Inc.(a)	2,082	248,049
Uber Technologies, Inc.(a)	4,030	290,805
Total Industrials		1,198,400

Information Technology (17.82%)
AppLovin Corp.(a)	316	162,813
Fortinet, Inc.(a)	1,480	227,358
Microsoft Corp.	715	266,709
Sage Group PLC	21,207	229,542
Taiwan Semiconductor Manufacturing Co., Ltd.	527	251,679

Fundsmith Equity ETF

Schedule of Investments

June 30, 2026 (Unaudited)

	Shares	Value ($)
Information Technology (continued)
Texas Instruments, Inc.	817	243,523
Total Information Technology		1,381,624

TOTAL COMMON STOCK
(Cost $7,430,662)		7,336,389

TOTAL INVESTMENTS (94.60%)
(Cost $7,430,662)		7,336,389

Other Assets In Excess Of Liabilities (5.40%)(b)		418,801
NET ASSETS (100.00%)		7,755,190

(a) Non-income producing security. (b) Balance includes cash and cash equivalents of $841,815.